                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 8, 2002

                            LITTLE SWITZERLAND, INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                         0-19369          66-0476514
          ----------------               ----------------    ------------------
    (State or Other Jurisdiction of       (Commission File   (I.R.S. Employer
           Incorporation)                    Number)        Identification No.)


                  161-B CROWN BAY, ST. THOMAS, U.S.V.I. 00802
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (340) 776-2010

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c) Exhibits.

           Exhibit 99.1 Certification of Robert L. Baumgardner pursuant to 18 U.S.C. Section 1350.

           Exhibit 99.2 Certification of Patrick J. Hopper pursuant to 18 U.S.C. Section 1350.

ITEM  9.  REGULATION FD DISCLOSURE.

         On October 8, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), certifications were filed with the Commission by Robert L. Baumgardner and Patrick J. Hopper, the Chief Executive Officer and Chief Financial Officer, respectively, of the Registrant. Copies of the certifications are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LITTLE SWITZERLAND, INC.


                                   By: /s/ PATRICK J. HOPPER
                                       --------------------------
                                       Patrick J. Hopper
                                       Chief Financial Officer, Executive Vice
                                       President and Treasurer

Date:  October 8, 2002